FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                      Date of Report: August 10, 2000
                     (Date of earliest event reported)



LEVITZ FURNITURE INCORPORATED                            LEVITZ FURNITURE CORPORATION
(Exact name of registrant as                             (Exact name of registrant as
specified in its charter)                                specified in its charter)


   DELAWARE         1-12046        23-2351830          FLORIDA          1-5787         23-1657490
(State or other   (Commission     (IRS Employer    (State or other    (Commission    (IRS Employer
jurisdiction of   File Number)    Identification   jurisdiction of    File Number)   Identification
 incorporation)                         No.)        incorporation)                        No.)



                         7887 NORTH FEDERAL HIGHWAY
                         BOCA RATON, FLORIDA 33487
                               (561) 994-6006
                 (Address including zip code, and telephone
                       number including area code of
                 registrants' principal executive offices)




Item 5. Other Events.

               Attached hereto as Exhibit 99.1 is a press release issued on August 10, 2000 by Levitz Furniture Incorporated, a Delaware corporation, a copy of which is incorporated herein by reference.

               As set forth in the Registrant's previous public filings with the Securities Exchange Commission and the United States Bankruptcy Court for the District of Delaware, the Registrant believes that no distribution will be made to equity holders in connection with the Registrant's Plan of Reorganization.


Item 7.  Financial Statements and Exhibits.

(a)     Not Applicable

(b)     Not Applicable

(c)     Exhibits:
        --------

        99.1            Press release dated August 10, 2000



                                 SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEVITZ FURNITURE INCORPORATED


                                    By:  /s/ Edward P. Zimmer
                                         --------------------------
                                         Edward P. Zimmer
                                         Vice President


Date:  August 11, 2000


                             INDEX TO EXHIBITS


    Exhibit No.      Exhibit                                          Page
    -----------      -------                                          ----

       99.1          Press release dated August 10, 2000